                                                                   Exhibit 10.14


                               FIRST AMENDMENT OF
                   NON-CONVERTIBLE PREFERRED STOCK AND WARRANT
                               PURCHASE AGREEMENT


         This First Amendment of Non-Convertible Preferred Stock and Warrant Purchase Agreement (the "Amendment") dated as of May , 1997 amends the NonConvertible Preferred Stock and Warrant Purchase Agreement dated as of March 3, 1997 (the "March Agreement") by and among Transcend Therapeutics, Inc., a Delaware corporation ("Transcend"), and the Purchasers. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the March Agreement.

         In consideration of the mutual promises and covenants contained in this Amendment, and intending to be legally bound by the terms and conditions hereof, the parties hereto hereby agree as follows:

         1. EXCHANGE OF NON-CONVERTIBLE PREFERRED STOCK. Upon the closing of an initial public offering (the "IPO Closing Date") of the Common Stock, $.01 par value per share (the "Common Stock"), of Transcend pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act"), covering the offer and sale of Common Stock to the public in a firm commitment underwriting (the "IPO") on or before the six-month anniversary of the date of execution of the March Agreement, each of the Purchasers agrees to surrender for cancellation all shares of Non-Convertible Preferred Stock held by such Purchaser, and Transcend agrees to issue, promptly following receipt thereof in exchange therefor, such number of shares of Transcend's Common Stock (the "Exchange Shares") as shall equal the number of shares of Non-Convertible Preferred Stock held by such Purchaser divided by the initial public offering price (the "IPO Price") of the Common Stock in the IPO, less any resulting fractional share, plus a check in the amount of such resulting fractional share, if any, times the IPO Price. From and after the IPO Closing Date, without further action on the part of Transcend or any Purchaser, all outstanding shares of Non-Convertible Preferred Stock shall no longer be deemed to be outstanding and all rights with respect to such shares, including without limitation redemption rights with respect to such shares, shall immediately cease and terminate, except the right of the holders thereof, upon surrender of such shares to the Company, to receive the Exchange Shares as provided hereunder.

         2. EXCHANGE OF THE WARRANTS. Upon the surrender for cancellation by each of the Purchasers of the warrant issued to such Purchaser pursuant to and upon the closing of the March Agreement (the "March Warrant"), Transcend agrees to issue to each such Purchaser, in exchange therefor, a new warrant, substantially in the form of the March Warrant (each, an "Exchange Warrant"), to purchase such number of shares of Common Stock as shall equal the amount set forth opposite such Purchaser's name in EXHIBIT A hereto divided by the exercise price provided for in the March Warrant.

         IN WITNESS WHEREOF, Transcend and the Purchasers have executed and delivered this Amendment as of the date first above written.

                           TRANSCEND THERAPEUTICS, INC.


                           By: /s/ Hector J. Gomez
                               -------------------------------------------------
                               Name:  Hector J. Gomez, M.D., Ph.D.
                               Title: President

                           ADVENT INTERNATIONAL INVESTORS II
                           LIMITED PARTNERSHIP

                                    By: Advent International Corporation,
                                        General Partner

                                    By: /s/ Gerard M. Moufflet
                                        ----------------------------------------
                                        Name:   Gerard M. Moufflet
                                        Title:  Senior Vice President

                           ADVENT PERFORMANCE MATERIALS LIMITED
                           PARTNERSHIP

                                    By: Advent International Limited
                                        Partnership, General Partner

                                    By: Advent International Corporation,
                                        General Partner


                                    By: /s/ Gerard M. Moufflet
                                        ----------------------------------------
                                        Name:  Gerard M. Moufflet
                                        Title: Senior Vice President

                           GLOBAL PRIVATE EQUITY II LIMITED
                           PARTNERSHIP

                                    By: Advent International Limited
                                        Partnership, General Partner

                                    By: Advent International Corporation,
                                        General Partner


                                    By: /s/ Gerard M. Moufflet
                                        ----------------------------------------
                                        Name:  Gerard M. Moufflet
                                        Title: Senior Vice President


                           ROVENT II LIMITED PARTNERSHIP

                                    By: Advent International Limited
                                        Partnership, General Partner

                                    By: Advent International Corporation,
                                        General Partner


                                    By: /s/ Gerard M. Moufflet
                                        ----------------------------------------
                                        Name:  Gerard M. Moufflet
                                        Title: Senior Vice President

                           PAAL C. GISHOLT


                                    By: /s/ Gerard M. Moufflet
                                        ----------------------------------------
                                        Gerard M. Moufflet as attorney-
                                        in-fact for PAAL C. GISHOLT


                           CHARLES HSU


                                    By: /s/ Gerard M. Moufflet
                                        ----------------------------------------
                                        Gerard M. Moufflet as attorney-
                                        in-fact for CHARLES HSU



                           BAXTER HEALTHCARE CORPORATION


                                    By: /s/ John Gaither
                                        ----------------------------------------
                                        Name:  John Gaither
                                        Title:


                           THE VENTURE CAPITAL FUND OF NEW
                           ENGLAND III, L.P.

                                    By: FH & Co. III, L.P.
                                        General Partner

                                    By: /s/ William C. Mills III
                                        ----------------------------------------
                                        Name:  William C. Mills III
                                        Title: General Partner


                           SPROUT CAPITAL VI, L.P.

                                    By: /s/ Philippe Chambon
                                        ----------------------------------------
                                        Name:  Dr. Philippe Chambon
                                        Title: Attorney-in-fact

                           DLJ CAPITAL CORPORATION

                                    By: /s/ Philippe Chambon
                                        ----------------------------------------
                                        Name:  Dr. Philippe Chambon
                                        Title: Attorney-in-fact

                           /s/ Hector J. Gomez
                           -----------------------------------------------------
                           Hector J. Gomez, M.D.

                           /s/ John J. Whalen
                           -----------------------------------------------------
                           John J. Whalen, M.D.

                           /s/ Jerry T. Jackson
                           -----------------------------------------------------
                           Jerry T. Jackson

                                    Exhibit A
                                    ---------



                                                                   Aggregate
                                                                 Exercise Price
                                                                  of Exchange
             Exchange Warrantholder Name                            Warrant
------------------------------------------------------           ---------------
Advent International Investors II Limited                          $    621.00
Partnership
c/o Advent International Corporation
101 Federal Street
Boston, MA 02110

Advent Performance Materials Limited Partnership                   $ 59,726.50
c/o Advent International
Corporation
101 Federal Street
Boston, MA 02110

Global Private Equity II Limited                                   $111,511.50
Partnership
c/o Advent International
Corporation
101 Federal Street
Boston, MA 02110

Rovent II Limited Partnership                                      $ 44,989.50
c/o Advent International Corporation
101 Federal Street
Boston, MA 02110

Paal C. Gisholt                                                    $    154.50
c/o Advent International Corporation
101 Federal Street
Boston, MA 02110

Charles Hsu                                                        $    186.00
c/o Advent International
Corporation
101 Federal Street
Boston, MA 02110

                                                                   Aggregate
                                                                 Exercise Price
                                                                  of Exchange
             Exchange Warrantholder Name                            Warrant
------------------------------------------------------           ---------------
Baxter Healthcare Corporation                                      $159,534.00
One Baxter Parkway
Deerfield, IL 60015

The Venture Capital Fund                                           $ 50,277.00
of New England III, L.P.
160 State Street, 23rd Floor
Boston, MA 02110

Sprout Capital VI, L.P.                                            $ 36,690.00
140 Broadway
New York, NY 10005-1295

DLJ Capital Corporation                                            $  5,810.00
140 Broadway
New York, NY 10005-1295

Hector J. Gomez, M.D.                                              $ 19,000.00
c/o Transcend Therapeutics, Inc.
640 Memorial Drive
Cambridge, MA 02139

John J. Whalen, M.D.                                               $  6,000.00
c/o Transcend Therapeutics, Inc.
640 Memorial Drive
Cambridge, MA 02139

Jerry T. Jackson                                                   $ 25,000.00
3121 East Crest Shadows Lane
Tucson, AZ 85718
------------------------------------------------------------------------------
                         Total:                                    $519,500.00
                                                                   ===========



                                       A-2